UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08041

Atlas Insurance Trust
(Exact name of registrant as specified in charter)

794 Davis Street, San Leandro, California			94577-6900
(Address of principal executive offices)			(Zip code)

W. Lawrence Key, President, Atlas Insurance Trust 794 Davis Street, San Leandro, California 94577-6900
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(510) 297-7444

Date of fiscal year end:	12/31/2005

Date of reporting period:	6/30/2005

Item 1. Reports to Stockholders.

The semi-annual report for the period January 1, 2005 through June 30, 2005 is filed herewith.

Table of Contents

The semi-annual reports of the investment portfolios – which are insurance funds – included in the Atlas Portfolio Builder Variable Annuity are listed below.

Atlas Advisers, Inc. Atlas Balanced Growth

A I M Advisors, Inc. AIM V.I. Core Equity

AIM V.I. Growth

AIM V.I. Premier Equity

Alliance Capital Management L.P. AllianceBernstein Global Technology[1]

AllianceBernstein Growth

AllianceBernstein Large Cap Growth[1]

Capital Guardian Trust Company Capital Guardian Value (A/T)[2]

The Dreyfus Corporation Dreyfus VIF – Appreciation

Dreyfus VIF – Developing Leaders

Dreyfus VIF – Disciplined Stock

Dreyfus VIF – Growth and Income

Dreyfus VIF – Quality Bond

The Dreyfus Socially Responsible Growth Fund, Inc.

Federated Equity Management Company of Pennsylvania Federated Capital Income Fund II

Federated Investment Management Company Federated High Income Bond Fund II

Federated Prime Money Fund II

(continued on next page)

Please carefully consider the investment objectives, risks, charges, and expenses – including the base 1.4% annual insurance charge – of Atlas Portfolio Builder before investing. The prospectus contains these details and other information. Please call 1-800-933-2852 or see your Atlas Representative for a prospectus and read it carefully before investing. Distributed by Atlas Securities, Inc., a registered broker-dealer and an insurance affiliate of World Savings. Atlas Annuities are not available in all states.

1  AllianceBernstein Global Technology and AllianceBernstein Large Cap Growth were formerly named AllianceBernstein Technology and AllianceBernstein Premier Growth, respectively.

2  AEGON/Transamerica Series Trust.

NOT FDIC INSURED • NOT A DEPOSIT • NO BANK GUARANTEE • MAY LOSE VALUE • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Table of Contents (continued)

Janus Capital Management LLC Janus Aspen Balanced

Janus Aspen Large Cap Growth[3]

Janus Aspen International Growth

Janus Aspen Mid Cap Growth

Janus Aspen Worldwide Growth

Janus Growth (A/T)[2]

Morningstar Associates, LLC[4] Asset Allocation – Conservative (A/T)[2]

Asset Allocation – Growth (A/T)[2]

Asset Allocation – Moderate (A/T)[2]

Asset Allocation – Moderate Growth (A/T)[2]

Transamerica Investment Management, LLC Transamerica Equity (A/T)[2]

Transamerica Small/Mid Cap Value – closed to new investors

Templeton Investment Counsel, LLC and Great Companies, LLC Templeton Great Companies Global – closed to new investors

T. Rowe Price Associates, Inc. T. Rowe Price Equity Income (A/T)[2]

T. Rowe Price Growth Stock (A/T)[2]

Van Kampen Asset Management Van Kampen Emerging Growth (A/T)[2]

3  Janus Aspen Large Cap Growth was formerly named Janus Aspen Growth.

4  Morningstar Associates, LLC, a registered investment advisor and wholly-owned subsidiary of Morningstar, Inc., serves as portfolio construction manager to the Asset Allocation Portfolios.

From the office of Marion O. Sandler
Chairman of the Board

Dear Valued Policyholder:

During the first half of 2005, the U.S. economy appeared to have continued its expansion, though more moderately than in 2004. Corporate earnings grew by 20% last year, but are projected to grow at a lesser pace this year. In the first six months of 2005, the economy added an average of 189,000 new jobs per month, down 7% from 2004's monthly average of 204,000 for the same period.

Energy prices maintained an upward trend, contributing to concerns about inflation. The price for a barrel of crude oil exceeded $60 in June. The Consumer Price Index - which measures the rate of inflation - rose 2.2% for the first half of this year, compared to 2.9% for the same period last year.

In light of the continued, though slowing, pace of economic expansion and the potential for inflationary pressure brought on by rising energy prices, the Federal Reserve's Open Market Committee (the "Fed") raised the Federal Funds rate to 3.25% on June 30, the ninth quarter-point increase since June 29, 2004. The financial markets were a bit discouraged by the Fed's non-committal stance on whether the increases were nearing an end. However, the continuing low long-term interest rates fueled the housing sector and helped corporate profits.

Stock markets: off to a poor start

Although second-quarter results were better than those in the first quarter, the major stock market indices lost ground during the six months ended June 30, 2005. Stocks were held back by concerns over oil prices, slow economic growth, and rising short-term interest rates. Additionally, war and terrorism remained worrisome factors throughout the period.

The following table provides short-term results for some of the major stock market indices:

Performance of major stock market indices

January 1, 2005 - June 30, 2005

Index name	First Quarter 2005	Second Quarter 2005	6 months
Dow Jones Industrial Average (DJIA)[1]	–2.06%	–1.62%	–3.65%
Russell 2000 Index[2]	–5.34%	+4.32%	–1.25%
Standard & Poor's 500 Index (S&P 500)[3]	–2.15%	+1.37%	–0.81%

1  The Dow Jones Industrial Average is an index of 30 stocks that trade on the New York Stock Exchange. It is a barometer of how shares of the largest U.S. companies are performing.

2  The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. (The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

3  The S&P 500 is an index of stocks often considered representative of the stock market in general.

Bond markets: surprisingly resilient

Typically, a rising interest rate environment causes bond prices to fall, leading to negative bond returns. In spite of the Fed's persistence in raising short-term interest rates, long-term rates did not follow suit. As a result, long-term bond prices have held up well.

The following table shows six-month results for two major bond market indices:

Performance of major bond market indices

January 1, 2005 - June 30, 2005

Index name	First Quarter 2005	Second Quarter 2005	6 months
Citigroup 10-Year U.S. Treasury Index[4]	–1.25%	+5.41%	+4.09%
Lehman Brothers Aggregate Bond Index[5]	–0.48%	+3.01%	+2.51%

Atlas Balanced Growth: first-half results

As illustrated above, major indices of the U.S. stock market were down in the first six months of 2005, while benchmarks used in the bond market were up. The year-to-date return of the Atlas Balanced Growth Portfolio reflected the general trend of the markets, as the lackluster performance of the Portfolio's stock holdings offset most of the increase from its bond investments, which contributed to the Portfolio's modest gain of +0.95%. For the 1-year, 5-year, and since-inception periods, Balanced Growth's average annual total returns were +8.95%, –0.98%, and +5.00%, respectively.

Atlas Balanced Growth is a "fund of funds," which invests in a mix of Atlas mutual funds to provide asset allocation within one portfolio. We believe that effective asset allocation - spreading investment dollars among stocks, bonds, and cash - is essential to successful investing and offers our valued policyholders a convenient way to help meet their long-term goals.6 The Portfolio seeks long-term growth of capital and moderate current income, and targets a stock, bond, and cash allocation of approximately 60%, 30%, and 10%, respectively. These proportions may be adjusted in response to market conditions and were, in fact, 63% stocks, 34% bonds, and 3% cash as of June 30, 2005.

4  The Citigroup 10-Year U.S. Treasury Index measures the total return of the benchmark 10-year Treasury note.

5  The Lehman Brothers Aggregate Bond Index is a common benchmark used by bond funds to measure their relative performance. The index is comprised of government, mortgage-backed, asset-backed, and corporate securities to simulate the universe of bonds in the market.

6  Although asset allocation does not ensure a profit or guarantee against a loss, it can help to mitigate the underperformance of any one asset class.

At the end of the first half of the year, the Portfolio was invested in the underlying Atlas mutual funds as follows:

Atlas Funds	% of Investments
Value	15.7%
Emerging Growth	13.8
Global Growth	12.5
Strategic Income	10.6
American Enterprise Bond	10.3
Growth Opportunities	10.0
Balanced	8.3
U.S. Government & Mortgage	8.3
Strategic Growth	7.9
Money Market	2.6
S&P 500 Index	0.0
U.S. Treasury Money	0.0
100.0%

The annuities you want from the people you trust.

Changing market conditions present an ideal time to review your financial objectives to assess whether your investment strategy is on track to help you reach your long-term goals. For assistance, please do not hesitate to contact your Atlas Representative. Simply call 1-800-933-ATLAS (1-800-933-2852) to schedule an appointment. Or visit our web site at www.atlasannuities.com for more information.

As a sister company of World Savings and a subsidiary of the $110 billion-strong Golden West Financial Corporation, Atlas Securities is dedicated to providing you with the quality products and services you've come to expect from World. We appreciate the trust you have placed in us, and look forward to serving your financial needs now and in the future.

Sincerely,

Marion O. Sandler
Chairman of the Board

Data discussed in this letter represents past performance and does not guarantee future results. Current performance may be lower or higher than the numbers shown. For the most recent month-end performance information, call 1-800-933-2852. Returns and principal value will fluctuate so the annuity will be worth more or less than its original cost when surrendered. Returns do not include surrender or insurance charges for the variable annuity but do include fund operating expenses and reinvestment of dividends and capital gains. A portion of this Portfolio's expenses were waived. If expenses were not waived, or if surrender or insurance charges were included, the Portfolio's returns would have been lower. The inception date for the Atlas Balanced Growth Portfolio was September 30, 1997.

Please carefully consider the investment objectives, risks, charges, and expenses - including the base 1.4% annual insurance charge - of Atlas Portfolio Builder before investing. The prospectus contains these details and other information. Please call 1-800-933-2852 or see your Atlas Representative for a prospectus and read it carefully before investing. Distributed by Atlas Securities, Inc., a registered broker-dealer and an insurance affiliate of World Savings. Atlas Annuities are not available in all states.

NOT FDIC INSURED • NOT A DEPOSIT • NO BANK GUARANTEE • MAY LOSE VALUE • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Atlas Balanced Growth Portfolio
Shareholder Expenses  (unaudited)

As a shareholder of the Balanced Growth Portfolio, you incur ongoing expenses, such as management fees, administrative service fees and other fund expenses. The following table is intended to help you understand your ongoing expenses (in dollars and cents) of investing in the Portfolio and to compare these expenses with the ongoing expenses of investing in other funds.

The table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005 to June 30, 2005.

Actual Expenses

The first line in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about the hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 01/01/05	Ending Account Value 06/30/05	Annualized Expense Ratio	Expenses Paid During Period*
Atlas Balanced Growth Portfolio
Actual	$1,000.00	$1,009.50	0.50%	$2.49
Hypothetical	1,000.00	1,022.30	0.50%	2.51

*  Expenses are calculated using the Fund's annualized expense ratio of 0.50%, multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

Atlas Balanced Growth Portfolio
Statement of Net Assets  June 30, 2005 (unaudited)

Investments: (100.15%)
Investment in Atlas Funds, at identified cost			$15,837,308
	Shares	Percent of Net Assets	Market Value
Investment in Atlas Funds, at market value – 100.15%
Value Fund	239,595	15.70%	$2,863,163
Emerging Growth Fund[1]	163,013	13.78	2,513,655
Global Growth Fund	109,330	12.49	2,277,354
Strategic Income Fund	420,576	10.68	1,947,268
American Enterprise Bond Fund	190,384	10.35	1,888,609
Growth Opportunities Fund	80,269	9.98	1,821,300
U.S. Government and Mortgage Securities Fund	150,409	8.35	1,523,641
Balanced Fund	137,610	8.31	1,516,464
Strategic Growth Fund[1]	113,447	7.91	1,441,907
Money Market Fund	474,696	2.60	474,696
Investment in Atlas Funds, at market value			18,268,057
Other Assets and Liabilities: (-0.15%)
Distributions receivable			24,915
Other assets			47,047
Liabilities			(98,968)
Total other assets and liabilities			(27,006)
Net Assets (100.0%)			$18,241,051
Net Assets Consist Of:
Unrealized appreciation			$2,430,749
Accumulated net realized loss			(3,781,548)
Undistributed net investment income			77,769
Paid-in capital			19,514,081
Net Assets			$18,241,051
Net Asset Value Per Share:
Net assets			$18,241,051
Beneficial interest shares outstanding (unlimited number of shares authorized)			1,715,865
Net asset value per share			$10.63
Investment Allocation			Percent of Net Assets
Stocks			63.19%
Bonds			33.74
Cash and other liquid assets			3.07
			100.00%

1  Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Atlas Balanced Growth Portfolio
Statement of Operations  for the six months ended June 30, 2005 (unaudited)

Investment Income:
Income:
Distribution income from Atlas Funds	$124,302
Interest	190
Total income	124,492
Expenses:
Management fees (Note 4)	23,361
Administration service fees (Note 4)	23,361
Custodian fees and expenses	8,561
Printing and postage	5,783
Accounting and legal fees	5,507
Trustees' fees	615
Other	191
Transfer agency fees and expenses	22
Gross expenses	67,401
Waiver of management fees (Note 4)	(20,678)
Net expenses	46,723
Net investment income	77,769
Realized and Unrealized Gain (Loss):
Proceeds from sales	4,086,530
Cost of securities sold	3,974,421
Net realized gain	112,109
Net change in unrealized appreciation:
Unrealized appreciation beginning of period	2,461,034
Unrealized appreciation end of period	2,430,749
Net change in unrealized appreciation	(30,285)
Net realized and unrealized gain	81,824
Net increase in net assets resulting from operations	$159,593

The accompanying notes are an integral part of these financial statements.

Atlas Balanced Growth Portfolio
Statements of Changes in Net Assets

	2005[2] (unaudited)	2004[3]
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$77,769	$145,369
Net realized gain (loss) on investments	112,109	(59,719)
Net change in unrealized appreciation on investments	(30,285)	1,680,583
Net increase in net assets resulting from operations	159,593	1,766,233
Distributions Paid to Shareholders:
Distributions from net investment income	-	(145,584)
Distributions from net realized gain on investments	-	-
Total distributions paid to shareholders	-	(145,584)
Beneficial Interest Share Transactions:[1]
Proceeds from shares sold	557,228	3,338,407
Proceeds from shares issued in reinvestment of distributions	-	145,584
Cost of shares repurchased	(2,080,005)	(2,006,433)
Net increase (decrease) in net assets resulting from beneficial interest share transactions	(1,522,777)	1,477,558
Net increase (decrease) in net assets	(1,363,184)	3,098,207
Net Assets:
Beginning of period	19,604,235	16,506,028
End of period	$18,241,051	$19,604,235

1  Share Transactions:

Sold	53,862	338,601
Issued in reinvestment of dividends	-	13,839
Redeemed	(200,074)	(204,060)
Net increase (decrease) in shares outstanding	(146,212)	148,380

2  For the six months ended June 30.

3  For the year ended December 31.

The accompanying notes are an integral part of these financial statements.

Atlas Balanced Growth Portfolio
Financial Highlights  selected data for a share outstanding throughout each period

	2005[1] (unaudited)	2004[2]	2003[2]	2002[2]	2001[2]	2000[2]
Net asset value, beginning of period	$10.53	$9.63	$7.94	$9.66	$10.68	$11.68
Income From Investment Operations:[3]
Net investment income	0.04	0.08	0.09	0.14	0.15	0.48
Net realized and unrealized gain (loss) on investments	0.06	0.90	1.69	(1.72)	(1.02)	(0.84)
Total from investment operations	0.10	0.98	1.78	(1.58)	(0.87)	(0.36)
Less Distributions:
From net investment income	-	(0.08)	(0.09)	(0.14)	(0.15)	(0.17)
From net realized gains on investments	-	-	-	-	-	(0.47)
Total distributions	-	(0.08)	(0.09)	(0.14)	(0.15)	(0.64)
Net asset value, end of period	$10.63	$10.53	$9.63	$7.94	$9.66	$10.68
Total Return[4]	0.95%	10.17%	22.37%	-16.36%	-8.14%	-3.03%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$18,241	$19,604	$16,506	$14,917	$20,611	$21,187
Ratio of expenses to average net assets:[5,6]
Before expense waivers and reimbursement	0.72%	0.75%	0.88%	0.82%	0.76%	0.79%
After expense waivers and reimbursement	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	0.83%	0.85%	0.98%	1.46%	1.55%	3.92%
Portfolio turnover rate	14.62%	59.27%	37.26%	61.71%	57.33%	56.11%

1  For the six months ended June 30.

2  For the year ended December 31.

3  Per share information was calculated based on average shares.

4  Total return assumes purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

5  Does not include expenses of the investment companies in which the Portfolio invests.

6  Annualized when the period presented is less than one year.

The accompanying notes are an integral part of these financial statements.

Atlas Balanced Growth Portfolio
Notes to Financial Statements  June 30, 2005 (unaudited)

1. Significant Accounting Policies

Atlas Insurance Trust (the "Trust") is registered under the Investment Company Act of 1940 ("1940 Act"), as amended, as an open-end management investment company. The Trust offers a choice of investment portfolios to investors through the purchase of variable annuity and variable life policies that fund insurance company separate accounts. The Trust is a series company currently offering only the Atlas Balanced Growth Portfolio (the "Portfolio"). The Portfolio, which has as its investment objective long-term growth of capital and moderate income, may invest among twelve diversified no load Atlas mutual funds, including the U.S. Treasury Money Fund, the Money Market Fund, the U.S. Government and Mortgage Securities Fund, the Strategic Income Fund, the American Enterprise Bond Fund, the Balanced Fund, the Growth Opportunities Fund, the Value Fund, the S&P 500 Index Fund, the Strategic Growth Fund, the Global Growth Fund, and the Emerging Growth Fund (the "Atlas Funds"). Since the Portfolio invests in shares of a limited number of mutual funds, it is a "non-diversified" investment company under the 1940 Act. The Portfolio, however, intends to qualify as a diversified investment company under provisions of the Internal Revenue Code. Additional diversification requirements under Internal Revenue Code Section 817(h) are imposed on the Portfolio because the Trust is an investment medium for variable annuity contracts.

The following is a summary of significant accounting policies consistently used by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a.  Investment Valuation: Investments are valued at the net asset value of each underlying Atlas Fund determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open.

b.  Federal Income Taxes: It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Accordingly, no provision for federal income or excise tax has been recorded.

c.  Security Transactions: Security transactions are recorded on the date securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

d.  Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Dividends, representing distributions from Atlas Funds, are recorded on the ex-dividend date. Distributions of capital gains, if any, will normally be declared and paid once a year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by a fund, timing differences, and differing characterization of distributions made by a fund.

e.  Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Atlas Balanced Growth Portfolio
Notes to Financial Statements (continued)  June 30, 2005 (unaudited)

2. Unrealized Appreciation/Depreciation - Tax Basis

As of June 30, 2005, unrealized appreciation of investment securities for federal income tax purposes was $2,429,851, consisting of unrealized gains of $2,455,539 and unrealized losses of $25,688. Cost of securities for federal income tax purposes was $15,838,206.

Capital Loss Carryover

As of June 30, 2005, the Portfolio had capital loss carryforwards, which expire as follows: $1,150,919 in 2009; $1,464,560 in 2010; $527,161 in 2011; and $139,840 in 2012.

3. Purchases and Sales of Securities

During the six months ended June 30, 2005, the Portfolio purchased $2,754,045 of investment securities and sold $4,086,530 of investment securities.

4. Transactions with Affiliates and Related Parties

Atlas Advisers, Inc. (the "Adviser") provides portfolio management services to the Portfolio. The Adviser supervises the provision of similar services to the Portfolio by Boston Safe Advisors, Inc., sub-adviser to the Money Market Fund and the U.S. Treasury Money Fund; by OppenheimerFunds, Inc., sub-adviser to the Strategic Income Fund, the Growth Opportunities Fund, the Global Growth Fund, and the U.S. Government and Mortgage Securities Fund as of March 1, 2005 (previously managed by the Adviser); by Madison Investment Advisors, Inc., sub-adviser to the American Enterprise Bond Fund (effective July 1, 2005, the American Enterprise Bond Fund will be managed by OppenheimerFunds, Inc.); by New York Life Investment Management LLC, sub-adviser to the Balanced Fund; by Renaissance Investment Management, sub-adviser to the Strategic Growth Fund; by Hotchkis and Wiley Capital Management LLC, sub-adviser to the Value Fund; by Turner Investment Partners, sub-adviser to the Emerging Growth Fund; and by Barclays Global Fund Advisors, adviser to the Master Portfolio in which the S&P 500 Index Fund invests.

The Adviser is responsible for providing or overseeing all aspects of the Portfolio's day-to-day operations and implementing the Portfolio's investment programs. The Portfolio pays a fee for management and administrative services to the Adviser. The management fee is based on an annual rate of .25% of the Portfolio's average daily net assets. The Adviser has agreed to reduce its fee and assume expenses of the Portfolio to the extent necessary to limit the Portfolio's total direct operating expenses to .50% of average daily net assets. Due to the voluntary expense waiver in effect during the six months ended June 30, 2005, management fees due the Adviser were reduced by $20,678. At June 30, 2005, $110 was payable by the Portfolio to the Adviser for management services rendered.

The Portfolio invests in specific Atlas Funds that have varied expense and fee levels. Due to the varying proportions owned of the underlying funds over time, the amount of fees and expenses incurred indirectly by the Portfolio will vary.

Atlas Securities, Inc. (the "Distributor") acts as principal underwriter of the Portfolio's shares. The Adviser and Distributor are wholly owned subsidiaries of Golden West Financial Corp. Certain officers and trustees of the Trust are also officers and/or directors of the Adviser, the Distributor and the Atlas Funds.

At June 30, 2005 Golden West Financial Corp., together with the Adviser and Distributor, owned 14,436,775 shares in the Money Market Fund; 401,385 shares in the Value Fund; 1,000 shares in the S&P 500 Index Fund; 78,881 shares in the American Enterprise Bond Fund; 115,723 shares in the Emerging Growth Fund and 13,733 shares in the Portfolio.

Atlas Balanced Growth Portfolio
Portfolio Proxy Voting Policies and Procedures  (unaudited)

A description of the Trust's Portfolio Proxy Voting Policies and Procedures and information regarding the Trust's proxy voting record for the most recent twelve month period ended June 30, 2005 are available (i) without charge, upon request, by calling the Trust at 1-800-933-2852, and (ii) from the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Trust files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available (i) without charge, upon request, by calling the Trust at 1-800-933-2852; (ii) from the SEC's website at www.sec.gov; and (iii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room).

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments

Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable to this filing.

(a)(2) Section 302 Certification letters are attached.

(b) Section 906 Certifications are attached.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Atlas Insurance Trust

By: /s/ W. Lawrence Key
W. Lawrence Key
President and Chief Operating Officer
(as Principal Executive Officer)

Date:	August 19, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ W. Lawrence Key
W. Lawrence Key
President and Chief Operating Officer
(as Principal Executive Officer)

Date: August 19, 2005

By: /s/ Gene A. Johnson
Gene A. Johnson
Vice President and Treasurer
(Principal Financial Officer)

Date:	August 19, 2005